UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

PQ Group Holdings Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Lindenwood Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	PQG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On March 9, 2021, PQ Group Holdings Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Initial Report”) to the Securities and Exchange Commission (the “SEC”) containing its earnings press release disclosing financial results for the quarter and year ended December 31, 2020 as Exhibit 99.1 (the “Earnings Release”). This Current Report on Form 8-K/A amends the Initial Report to correct certain financial information included in the Earnings Release as further described below. This Current Report on Form 8-K/A should be read in conjunction with the Initial Report.

Item 2.02.	Results of Operations and Financial Condition.

On March 9, 2021, the Company issued the Earnings Release, a copy of which was furnished as Exhibit 99.1 to the Initial Report. The Company’s balance sheet as of December 31, 2020 contained in the Earnings Release included accrued liabilities and deferred tax assets of $7.4 million and $75.0 million, respectively, which should have been included in the loss on discontinued operations. In the consolidated statements of income contained in the Earnings Release, the net loss from discontinued operations, net of tax, for the three months and year ended December 31, 2020 was understated by $82.4 million for this same reason. The correction had no effect on results from continuing operations or cash flows of the Company, and had no effect on Adjusted EBITDA, Adjusted net income, Adjusted EPS or Adjusted diluted EPS as reported in the Earnings Release furnished as Exhibit 99.1 to the Initial Report. The foregoing will be corrected in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. A corrected copy of the Earnings Release is available on the Company’s website at investor.pqcorp.com.

The information contained in this Item 2.02 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	PQ Group Holdings Inc.

	By:	/s/ Michael Crews
	Name:	Michael Crews
	Title:	Executive Vice President and Chief Financial Officer